UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 22, 2004 Date of Report (date of earliest event reported)

NETGEAR, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4500 Great America Parkway Santa Clara, California 95054

(Address of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7. Financial Statements and Exhibits.
ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

ITEM 7. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished herewith:

	99.1	Press Release, dated January 22, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended December 31, 2003.

ITEM 12. Results of Operations and Financial Condition.

     The following information (including any exhibits attached to this Current Report) is being furnished pursuant to “Item 12. Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On January 22, 2004, the Board of Directors of NETGEAR, Inc. issued a press release announcing its financial results for its fiscal quarter ended December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2004

NETGEAR, Inc.

By:	/s/ Jonathan Mather

Jonathan Mather
Executive Vice President and
Chief Financial Officer

Exhibit
Number	Description

99.1	Press Release, dated January 22, 2004, of NETGEAR, Inc. announcing its financial results for the fiscal quarter ended December 31, 2003.